TERMINATION AGREEMENT AND RELEASE

      THIS TERMINATION AGREEMENT AND RELEASE ("Agreement"), dated the 27th day of July, 2005, by and among New York Health Care, Inc., a New York corporation (the "Company"), NYHC Newco Paxxon, Inc., a New York corporation ("NYHC-NJ"), Jerry Braun ("Braun") and Jacob Rosenberg ("Rosenberg") and New York Health Care, LLC (the "LLC").

      WHEREAS, each of Braun and Rosenberg have entered into employment agreements with the Company, dated November 10, 1999, as amended on January 28, 2003 (collectively, the "Employment Agreements"), copies of which are attached hereto as Exhibit A;

      WHEREAS, as of July 15, 2004 the parties hereto entered into a Purchase Agreement pursuant to which the LLC would acquire from the Company certain assets of the Company's home health care business (the "Purchase Agreement");

      WHEREAS, on February 24, 2005 the Company, NYHC-NJ, Braun and Rosenberg entered into an agreement, a copy of which is attached hereto as Exhibit B (the "Security Agreement"), pursuant to which the Company and NYHC-NJ granted Braun and Rosenberg a security interest in all of the assets of the Company's home health care business (the "Security Interest") and which also provided for the Company and NYHC-NJ to deposit $3.55 million in an interest-bearing cash collateral account (the "Collateral Account") in favor of Braun and Rosenberg (the $3.55 million together with any additional monies deposited therein or any interest earned thereon, the "Collateral Amount") (a) as security for the obligations of the Company and NYHC-NJ to consummate the purchase/sale contemplated by the Purchase Agreement, and (b) to secure certain obligations the Company and/or NYHC-NJ may have to Braun and Rosenberg under the Employment Agreements and the Security Agreement, which Security Agreement was modified by a Termination Agreement dated March 24, 2005 pursuant to which the Security Interest was terminated; and

      WHEREAS, each of the parties hereto wishes, and considers it be in its best interests, to (i) terminate the Purchase Agreement and the obligations, if any, of the parties thereto under the Purchase Agreement; (ii) terminate the Security Agreement and the obligations of the parties thereto under the Security Agreement; (iii) terminate the Employment Agreements and the obligations of the parties thereto under the Employment Agreements other than the continued obligations of Braun and Rosenberg under Sections 7 and 8(B) and (C) of their respective Employment Agreements, as modified in Section 2 hereof; (iv) provide for certain compensation to Braun and Rosenberg in consideration thereof; and
(v) agree to certain other arrangements as hereinafter more particularly set forth, upon and subject to the terms hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

      1. Each of Braun and Rosenberg are hereby resigning all positions of employment with the Company effective upon the close of business on the Employee Irrevocability Date as defined in Section 26 of this Agreement (the "Resignation Date"). Each of Braun and Rosenberg agree that in addition to resigning their employment and any positions they each may hold with the Company they each also resign, effective on the Resignation Date, from any other positions they each may hold as an officer, director or employee or otherwise of any of the Company's subsidiaries or divisions.

      2. The Employment Agreements are hereby terminated and of no further force or effect except as to the obligations of Braun and Rosenberg under Sections 7 and 8(B) and (C) of the Employment Agreements, which obligations shall continue and be binding upon each of Braun and Rosenberg after the date hereof for the periods specified in the Employment Agreements. For purposes of the continued obligations of Braun and Rosenberg under such Sections 7 and 8(B) and (C) of the Employment Agreements they each acknowledge and agree that the reference to Employer in such Sections 7 and 8(B) and (C) shall mean the Company, The BioBalance Corporation and NYHC-NJ and the Company acknowledges and agrees that nothing in Sections 8(B) or (C) of either of the Employment Agreements shall preclude Braun or Rosenberg from rendering any services to or with any successor owner of all or any portion of the New York health care business of Company and NYHC-NJ.

      3. The Purchase Agreement is hereby terminated and of no further force or effect.

      4. The Security Agreement is hereby terminated and of no further force or effect.

      5. Any Collateral Account that was opened shall be promptly closed and Braun and Rosenberg, at no expense to them, shall promptly (i) take all actions reasonably requested by the Company to cause the Collateral Amount to be transferred to a Company bank account pursuant to instructions to be provided to them by the Company's Chief Executive Officer and (ii) furnish to the Company a current bank statement setting forth the balance of the monies in the Collateral Account immediately prior to the transfer of the Collateral Amount to the Company.

      6. (a) Under the Company's regular policies, each of Braun and Rosenberg will be eligible to continue their health insurance coverage, in accordance with COBRA, for a minimum of eighteen (18) months from their respective Resignation Dates. Each of Braun and Rosenberg will receive under separate cover more detailed information regarding insurance benefits under COBRA. Nothing contained in this Agreement is intended to impair any of these rights. Such health insurance will be subject to whatever future changes or revisions are made to the Company medical plan. The Company shall pay the premiums and costs of such health insurance for the remaining portion of 2005, and Braun and Rosenberg shall not required to pay to the Company any COBRA premium payment for the remaining portion of calendar year 2005.

            (b) The 401K accounts of Braun and Rosenberg will be distributed (i.e. rolled over) in accordance with the terms applicable to terminating employees.


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

      7. In consideration for signing this Agreement, and in lieu of any payments to which Braun, Rosenberg or the LLC might otherwise be entitled under the Employment Agreements, the Purchase Agreement or the Security Agreement, the Company will provide Braun and Rosenberg with the following payments and benefits:

            a. in exchange for the agreements herein contained, the non-compete agreements delivered by Braun and Rosenberg in connection with the sale of the Company's and NYHC-NJ's New Jersey business to a third party and the continuance of the non-compete agreements contained in Section 8 of the Employment Agreements, the Company shall make to Braun a payment of $1,200,000.00 (the "Braun Payment") and to Rosenberg a payment of $1,050,000.00 (the "Rosenberg Payment"). On July 27, 2005, the Braun Payment and the Rosenberg Payment were paid into the attorney escrow account of Blank Rome LLP and, provided neither Braun nor Rosenberg revokes his resignation prior to the Employee Irrevocability Date, but subject to no other conditions whatsoever, absent a court order prohibiting the distribution of the Braun Payment to Braun or the Rosenberg Payment to Rosenberg, (i) the Braun Payment shall be paid to Braun, by wire transfer to the account designated in writing by Braun, on the Employee Irrevocability Date, and (ii) the Rosenberg Payment shall be paid to Rosenberg, by wire transfer to the account designated in writing by Rosenberg, on the Employee Irrevocability Date. The Company shall not take or assist in, and shall use its best efforts to ensure that none of the Company Parties takes or assists in, any action that will or may prevent, delay or otherwise interfere with the payment of the Braun Payment and the Rosenberg Payment in accordance with the terms of this Section 7(a);

            b. with respect to the outstanding stock options to purchase common stock of the Company (the "Common Stock") owned on the date hereof by Braun and Rosenberg, and warrants to purchase Common Stock owned on the date hereof by Braun and his wife and by Rosenberg's wife, all of which are listed on Schedule A attached hereto and made a part hereof, all of such options and warrants are deemed vested and shall continue to be exercisable, and shall expire at, the applicable dates set forth in Schedule A, other than the following which are surrendered as of the date hereof (the "Forfeited Options"): (i) options to purchase an aggregate of 586,250 shares of Common Stock granted to Braun listed under the heading "Surrendered" on Schedule A, and (ii) options to purchase an aggregate of 523,750 shares of Common Stock granted to Rosenberg listed under the heading "Surrendered" on Schedule A. Braun and Rosenberg each (i) agrees to return to the Company the original of any option agreements for the Forfeited Options in his possession unless such option agreements also cover stock options that are not Forfeited Options, and (ii) represents and warrants to the Company that he has not assigned or transferred to any third party title to or any interest in the Forfeited Options. With respect to stock certificates for all Common Stock of the Company owned by Braun and Rosenberg that bear a restrictive legend under the Securities Act of 1933, as amended (the "Act"), upon the expiration of three months following the Resignation Date the Company will instruct the transfer agent for its Common Stock to remove the restrictive legend provided that at that time Braun and Rosenberg represent to the Company in writing with respect to any Common Stock acquired by Braun or Rosenberg that are "restricted securities" within the meaning of Rule

144 promulgated under the Act, that they own and fully paid for such shares more than two years prior to such date or, with respect to shares of Common Stock that they received as a result of conversion of shares of the Company's Series A Convertible Preferred Stock, that they paid for such shares of preferred stock more than two years prior to such date, and that they further represent to the Company in writing that they are not, and during the prior three months were not, "affiliates" of the Company as such term is defined in Rule 144(a)(1) promulgated under the Act.

            c. the Company shall pay Braun and Rosenberg by no later than the Employee Irrevocability Date, upon receipt of reasonable documentary support,
(i) all accrued but unpaid compensation, (ii) the value of all accrued, but unused, vacation, sick leave, personal leave and compensated absences provided for in the Employment Agreements, and (iii) all unreimbursed travel and other work-related expenses incurred by Braun and Rosenberg; provided that the maximum amount payable to each of Braun and Rosenberg under clauses (i), (ii) and (iii) shall not exceed Five Thousand Dollars ($5,000) in the aggregate (i.e. not more than Ten Thousand Dollars ($10,000) in total);

            d. at no cost to Braun or Rosenberg, the Company hereby transfers
(i) to Braun title to the laptop and desktop computers (including all associated equipment and cables) used by Braun, and to Rosenberg title to the laptop and desktop computers (including all associated equipment and cables) used by Rosenberg and prior to the Employee Irrevocability Date Braun and Rosenberg will grant the Company access to the laptop and desktop computers and allow the Company to access and copy all non-personal files and records maintained on the computers; and

            e. at no cost to Braun or Rosenberg, the Company shall promptly transfer ownership of the life insurance policies of Braun and Rosenberg in accordance with the respective instructions of Braun and Rosenberg.

      8. Braun, Rosenberg and the LLC understand that the Company makes no representation as to the income tax treatment of any payments hereunder and that any and all payments (and all compensation, benefits and/or other payments previously made to Braun and Rosenberg by the Company ) will be subject to such tax treatment and to such deductions, if any, as may be required under applicable tax laws.

      9. a. Each of the parties hereto agree that, except as required by applicable law, neither it nor he nor any of its or his affiliates nor any of the employees of any of the foregoing will disclose any information regarding the existence or substance of this Agreement prior to the date upon which the Braun Payment is made to Braun and the Rosenberg Payment is made to Rosenberg, except that, notwithstanding the foregoing, Braun and Rosenberg shall be entitled, prior to such date, to disclose, on a confidential basis, the existence and substance of this Agreement to their spouses and children and to inform employees of the Company of their respective resignations from the Company.

            b. Braun and/or Rosenberg may refer potential employers to the Chief Executive Officer of the Company, who shall respond promptly to inquiries about Braun and Rosenberg. Unless otherwise agreed to by Braun and Rosenberg, the Company shall not, and shall cause its affiliates and its and their respective officers and senior executives not to, communicate to any prospective employer or to any other person, orally or in writing or in any other manner, anything with respect to Braun and/or Rosenberg's employment with the Company other than verification of positions held, dates of employment and salaries. Without limiting the foregoing, under no circumstances shall the Company or any of its affiliates or any of its or their employees explicitly or implicitly disparage the opportunities for re-employment by the Company of Braun or Rosenberg.

      10. Each of Braun and Rosenberg agrees to provide such assistance to the Company and its subsidiaries with respect to the Company's ongoing business as the Company shall reasonably request, which assistance shall include (i) assisting in the transition of the Company's home health care operations to either new management or new owners, (ii) assisting in preparation of quarterly or annual financial statements of the Company and/or its subsidiaries for all periods through and including the financial statements for the year ending December 31, 2005, which assistance shall include, but not be limited to, providing appropriate sub-certifications to the Company's Chief Executive and Financial Officer in connection with such officers providing certifications in the Form 10-Q's and Form 10-K covering the periods of such financial statements (but in no case any period subsequent to the Resignation Date), and (iii) assisting in any litigation involving the Company's business; provided that nothing in the foregoing shall require Braun or Rosenberg to waive any rights or privileges they may have in connection with or arising out of any such litigation. In connection with any assistance provided pursuant to this Section 10 subsequent to the Employee Irrevocability Date, except assistance provided in litigation involving the Company's business where the liability to the Company is based upon Braun or Rosenberg's willful misconduct, or fraud or other criminal conduct as officers, directors, employees or agents of the Company, Braun and Rosenberg shall be reimbursed for their time as follows for any day or part thereof in which they provide their assistance: Braun-$1,500; Rosenberg-$1,200.

      11. It is expressly understood and agreed that this Agreement and the effectuation of its terms do not constitute an admission or statement by the Company that the Company or any of its subsidiaries has acted unlawfully or wrongfully or is otherwise liable in any respect or an admission or statement by Braun, Rosenberg or the LLC that any of them has acted unlawfully or wrongfully or is otherwise liable in any respect, but is being entered into solely for the purpose of amicably resolving all matters of any kind among the parties hereto. It is further agreed that evidence of the circumstances surrounding the parties entering into this Agreement, shall be inadmissible in any action or lawsuit of any kind, except for an action for alleged breach of this Agreement.

      12. (a) The Company acknowledges and agrees that notwithstanding the resignations of Braun and Rosenberg on the date hereof, the applicable indemnification provisions contained in the Company's Certificate of Incorporation (as such indemnification provisions exist as of the date of this Agreement) and in the New York Business Corporation Law shall continue to apply to the maximum extent permitted by applicable law to the activities of Braun and Rosenberg as officers or directors of the Company prior to the date hereof.

            (b) To the maximum extent permitted by applicable law, the Company shall indemnify and hold harmless each of Braun and Rosenberg from and against expenses (including reasonable attorneys' fees), losses, costs, damages, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with any and all threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) (i) by reason of the fact that he is or was an employee or agent of the Company, or
(ii) in connection with or arising out of the Purchase Agreement, the Employment Agreements or the Security Agreement, if he acted in good faith and for a purpose he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            (c) The Company shall indemnify and hold harmless Braun and Rosenberg from and against expenses (including reasonable attorneys' fees), losses, costs, damages, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him/her in connection with any threatened, pending or completed action, suit or proceeding, by or in the right of the Company to procure a judgment in its favor (i) by reason of the fact that he is or was an employee or agent of the Company, or (ii) in connection with or arising out of the Purchase Agreement, the Employment Agreements or the Security Agreement, if he acted in good faith and for a purpose he reasonably believed to be in or not opposed to the best interests of the Company; and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful, except that no such indemnification shall be made for actions brought by or on behalf of the Company based on the conviction or liability of the Company for (1) violations of federal or state securities laws,
(2) violations of federal, state or local lax laws, or (3) violations of other applicable law where such conviction or liability arose as a result of the willful misconduct, or fraud or other criminal conduct by Braun or Rosenberg, as directors, officers, employees or agents of the Company. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            (d) Promptly after an indemnified party receives written notice of a matter giving rise to indemnification rights under this Agreement (an "Indemnification Matter"), the indemnified party shall give notice to the indemnifying party of the nature of the Indemnification Matter and the amount demanded or claimed in connection therewith, if any ("Indemnification Notice"), together with copies of any such written documents. Failure of the indemnified party to give the Indemnification Notice shall not affect rights to indemnification hereunder, except to the extent that the indemnifying party demonstrates actual damages caused by such failure.

            (e) If the Indemnification Matter is a third party claim, then, upon receipt of the Indemnification Notice, the indemnifying party may elect to compromise or defend, at its own expense and by its own counsel (subject to the approval of indemnified party, which shall not be unreasonably withheld), any such action, suit, or proceeding; provided, however, that the indemnifying party may not compromise or settle any Indemnification Matter without the consent of the indemnified party, which shall not be unreasonably withheld. If the indemnifying party elects to compromise or defend such Indemnification Matter, it shall within fifteen (15) days (or sooner, if the nature of the Indemnification Matter so requires) notify the indemnified party of its intent to do so and the indemnified party shall cooperate in the compromise of, or defense against, such Indemnification Matter. If the indemnifying party elects not to compromise or defend any Indemnification Matter, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify, or fails to pursue such defense with diligence and in good faith, the indemnified party may pay, compromise or defend such Indemnification Matter without prejudice to any right it may have hereunder. In any event, each party may participate, at its own expense, in the defense of any Indemnification Matter in respect of which it may have an indemnification obligation or right hereunder. In no event may an indemnified party settle or compromise any Indemnification Matter without the prior consent of the indemnifying party, which shall not be unreasonably withheld.

            (f) The Company shall maintain officers' and directors' liability insurance for a continuous period of not less than three (3) years after the date hereof, on forms and with conditions and exclusions that are materially similar to the forms, conditions and exclusions of its existing officers' and directors' liability insurance (except that such policies need not include an extended reporting period) to the extent such forms, conditions and exclusions continue to be available in the insurance industry.

      13. (a) To the maximum extent permitted by applicable law, each of Braun, Rosenberg and the LLC knowingly and voluntarily release and forever discharge the Company, and its current and former subsidiaries, affiliated and related corporations and entities, their successors and assigns, and the current and former directors, officers and/or employees of such corporations and entities, and their affiliates, successors, assigns, heirs, executors and administrators (referred to collectively hereafter throughout this Agreement as the "Company Parties") from and against any and all claims, actions, demands, contracts and causes of action, known and unknown, which they or their respective, officers, directors, stockholders, heirs, executors, administrators, successors and assigns (referred to collectively hereafter throughout this Agreement as the "Employee Parties") now or may have as of the date of execution of this Agreement against the Company Parties, including in such release, without limitation, any alleged violation of:

      o     The National Labor Relations Act, as amended;

      o     Title VII of the Civil Rights Act of 1964, as amended;

      o Sections 1981 through 1988 of Title 42 of the United States Code, as amended;

      o     The Civil Rights Act of 1991;

      o     The Age Discrimination in Employment Act of 1967, as amended;

      o     The Employee Retirement Income Security Act of 1974, as amended;

      o     The Immigration Reform Control Act, as amended;

      o     The Americans with Disabilities Act of 1990, as amended;

      o     The Fair Labor Standards Act, as amended;

      o     The Occupational Safety and Health Act, as amended;

      o     The Family and Medical Leave Act of 1993;

      o     The New York Human Rights Act, as amended;

      o     The New York Minimum Wage Law, as amended;

      o     Equal Pay Law for New York, as amended;

      o any other federal, state or local civil or human rights law or any other local, state or federal law, regulation or ordinance;

      o     any public policy, contract, tort, or common law; or

      o any allegation for costs, fees, or other expenses including attorneys' fees incurred in these matters.

      Notwithstanding anything in the foregoing to the contrary, this Section 13(a) shall not (i) release the Company or NYHC-NJ from any claims arising from a breach of this Agreement, (ii) preclude Braun, Rosenberg and the LLC from enforcing the terms of this Agreement and/or their rights hereunder and under any plans or other agreements referenced herein, or release (iii) the

Company from any claims brought by any Employee Party in its or his status solely as a stockholder and/or as a beneficiary of pension and/or employee benefits plans.

            (b) To the maximum extent permitted by applicable law, the Company, on behalf of itself and each of the Company Parties, knowingly and voluntarily releases and forever discharges each of the Employee Parties from and against any and all claims, actions, demands, contracts and causes of action, known and unknown, which any of the Company Parties now or may have as of the date of execution of this Agreement against the Employee Parties, including in such release, without limitation, any alleged violation of:

      o     any local, state or federal law, regulation or ordinance;

      o     any public policy, contract, tort, or common law; or

      o any allegation for costs, fees, or other expenses including attorneys' fees incurred in these matters.

      Notwithstanding anything in the foregoing to the contrary, this Section 13(b) shall not (i) release Braun, Rosenberg or the LLC from any claims arising from a breach of this Agreement, (ii) preclude the Company or NYHC-NJ from enforcing the terms of this Agreement and/or their rights hereunder and under any plans or other agreements referenced herein, or (iii) release Braun or Rosenberg to the extent that, as a result of willful misconduct, fraud or other criminal conduct by Braun or Rosenberg as directors, officers or employees of the Company, the Company is convicted or found liable for (1) violations of federal or state securities laws, (2) violations of federal, state or local tax laws, or (3) violations of other applicable law.

      14. (a) Each of Braun, Rosenberg and the LLC confirm and agree that they have not filed or instituted, and will not file or institute, any claims, charges, actions, complaints or any other proceedings against the Company Parties before any court, administrative agency or any other forum based upon or arising out of any claims, actions, demands, contracts and causes of action by or in respect of the Employee Parties against the Company Parties except to the extent that any such claim, charge, action, complaint or proceeding concerns an allegation that the Company or NYHC-NJ failed to comply with any obligations under this Agreement and/or their rights hereunder or under any plan or other agreements referenced herein (i.e. 401K plans, stock option agreements and benefit agreements), or to the extent that any such claim is brought by either Braun or Rosenberg in his status solely as a stockholder of Company and/or beneficiary of 401K and/or benefits plans. Except as aforesaid, in the event that any such claim, charge, action, complaint or other proceeding is filed, Braun, Rosenberg and the LLC shall not be entitled to recover any relief or recovery therefrom, including costs and attorneys' fees.

            (b) The Company and NYHC-NJ confirm and agree that neither they nor any of the Company Parties have filed or instituted, nor will they file or institute, any claims, charges, actions, complaints or any other proceedings against any of the Employee Parties before any court, administrative agency or any other forum based upon or arising out of any claims, actions, demands, contracts and causes of action by or in respect of the Company Parties against the Employee Parties except to the extent that (i) any such claim, charge, action, complaint or proceeding concerns an allegation that Braun, Rosenberg or the LLC failed to comply with any obligations under this Agreement and/or their rights hereunder, or (ii) as a result of wilful misconduct, fraud or other criminal conduct by Braun or Rosenberg as directors, officers or employees of the Company, the Company is convicted or found liable for (1) violations of federal or state securities laws, (2) violations of federal, state or local tax laws, or (3) violations of other applicable law. Except as aforesaid, in the event that any such claim, charge, action, complaint or other proceeding is filed, the Company and NYHC-NJ shall not be entitled to recover any relief or recovery therefrom, including costs and attorneys' fees.

      15. (a) Each of Braun, Rosenberg and the LLC understands that if this Agreement were not signed, they would have the right to voluntarily assist other individuals or entities in bringing claims against the Company Parties. Each of Braun, Rosenberg and the LLC hereby waive that right and agree that they will not provide any such assistance other than assistance in an investigation or proceeding conducted by a government agency or as required by law.

            (b) Each of the Company and NYHC-NJ understands that if this Agreement were not signed, they would have the right to voluntarily assist other individuals or entities in bringing claims against the Employee Parties. Each of the Company and NYHC-NJ hereby waive that right and agree that neither they nor any of the Company Parties will provide any such assistance other than assistance in an investigation or proceeding conducted by a government agency or as required by law.

      16. Each of Braun and Rosenberg agree to return to the Company on the Resignation Date, their keys, identification and any other equipment (except as set forth in 7(d)), data file (excluding personal files), documents or materials belonging to the Company that they have in their possession.

      17. In the event that Braun, Rosenberg or the LLC breach this Agreement, the Company will be entitled to recover any payment and/or other benefits paid or payable under this Agreement and to obtain all other relief provided by law or equity. In the event that the Company or NYHC-NJ breach this Agreement, Braun, Rosenberg and the LLC will be entitled to obtain all relief provided by law or equity. The prevailing party in any litigation resulting from any such claim shall be entitled to recover reasonable attorneys' fees and expenses of litigation from the losing party.

      18. Each of the Company and NYHC-NJ hereby represents and warrants to Braun, Rosenberg and the LLC that:

            a. it has full power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

            b. this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by any bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the rights of creditors generally or for reasons of public policy; and

            c. the individual executing and delivering this Agreement on its behalf has been authorized to do so.

      19. This Agreement shall be binding on the parties and their respective heirs, successors and assigns. This Agreement may be executed in counterparts.

      20. This Agreement sets forth the entire agreement among the parties and their affiliates with respect to the subject matter herein and therein and fully supersedes any and all prior agreements or understandings between them pursuant to such subject matters including the Employment Agreements, the Security Agreement and the Purchase Agreement each of which, as noted above, is hereby terminated and of no force and effect except, as noted above, that the obligations under Sections 7 and 8(B) and (C) of the Employment Agreements, as modified herein, shall continue to be binding upon Braun and Rosenberg for the periods stated in the Employment Agreements. Each of Braun and Rosenberg and the LLC acknowledge that all amounts given under this Agreement to Braun and Rosenberg shall be in full satisfaction of any and all obligations of the Company or any of its subsidiaries under the Employment Agreements, the Purchase Agreement, or the Security Agreement. Each of Braun and Rosenberg also acknowledge that this Agreement has no effect on the respective non-competition and non-disclosure agreements entered into by each of them as of April 11, 2005 with Accredited Health Services, Inc.

      21. This Agreement may not be modified, altered or changed except upon express written consent of the parties wherein specific reference is made to this Agreement.

      22. If any provision of this Agreement should be held invalid or unenforceable by operation of law or by any tribunal of competent jurisdiction, or if compliance with or enforcement of any provision is restrained by such tribunal, the application of any and all provisions other than those which have been held invalid or unenforceable shall not be affected.

      23. This Agreement shall be governed and construed in accordance with the laws of the State of New York (without reference to its rules as to conflicts of laws). Any dispute arising hereunder shall be brought before a court of competent jurisdiction in the City, County and State of New York.

      24. The parties agree to take all acts necessary and practicable to implement the terms and conditions set forth or referenced in this Agreement.

      25. All notices provided for in this Agreement will be in writing, and will be deemed to have been duly given when delivered personally to the party to receive the same, when given by telex, telegram or mailgram, or when mailed first class postage prepaid, by registered or certified mail, return receipt requested, addressed to the party to receive the same at his or its address set forth below, or such other address as the party to receive the same will have specified by written notice given in the manner provided for in this Section 25. All notices will be deemed to have been given as of the date of personal delivery, transmittal or mailing thereof.

      To the Company and NYHC-NJ: New York Health Care, Inc

         C/o The BioBalance Corporation
         363 7th Avenue, 13th Floor
         New York, New York 10001

         Attention: Chief Executive Officer

      To Braun and the LLC:

         929 East 28th Street
          Brooklyn, New York 11210

      To Rosenberg :

         932 East 29th Street
         Brooklyn, New York 11210

      26. Each of Braun and Rosenberg may revoke this Agreement for a period of seven (7) days following the day he executes this Agreement. Any revocation within this period must be submitted, in writing, to Dennis M. O'Donnell, Chief Executive Officer, and state, "I hereby revoke my acceptance of our Termination Agreement and Release." The revocation must be personally delivered to Mr. O'Donnell or his designee, or mailed to Mr. O'Donnell at The BioBalance Corporation, 363 7th Avenue, 13th Floor, New York, New York 10001 and received by Mr. O'Donnell within seven (7) days of execution of this Agreement. Notwithstanding anything to the contrary set forth in this Agreement, this Agreement shall not become effective or enforceable until the revocation period has expired (the "Employee Irrevocability Date") and the Braun Payment has been paid to Braun and the Rosenberg Payment has been paid to Rosenberg. If the last day of the revocation period is a Saturday, Sunday or legal holiday in New York, then the revocation period shall not expire until the next following day which is not a Saturday, Sunday or legal holiday (or, if later until the Braun Payment and Rosenberg Payment have been paid as aforesaid).

      BRAUN AND ROSENBERG EACH ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED IN WRITING THAT THEY HAVE TWENTY-ONE (21) DAYS TO CONSIDER THIS AGREEMENT AND TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTION OF THIS AGREEMENT. BRAUN AND ROSENBERG AGREE THAT ANY MODIFICATIONS, MATERIAL OR OTHERWISE, MADE TO THIS AGREEMENT DO NOT RESTART OR AFFECT IN ANY MANNER THE ORIGINAL TWENTY-ONE (21) DAY CONSIDERATION PERIOD.

      HAVING ELECTED TO EXECUTE THIS AGREEMENT, TO FULFILL THE PROMISES SET FORTH HEREIN, AND TO RECEIVE THE SUMS, BENEFITS AND AGREEMENTS SET FORTH HEREIN, EACH OF THE PARTIES FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTER INTO THIS AGREEMENT INTENDING TO FOREVER WAIVE, SETTLE AND RELEASE ALL CLAIMS THEY HAVE OR MIGHT HAVE AGAINST THE OTHER PARTIES HERETO AND THEIR RESPECTIVE AFFILIATES EXCEPT AS OTHERWISE SET FORTH IN SECTION 13 OF THIS AGREEMENT.

      IN WITNESS WHEREOF, the parties hereto knowingly and voluntarily execute this Termination Agreement and Release as of the date set forth below:


Sworn to before me this
27 day of July 2005.


/s/ Lillian Schoeppler                   /s/ Jerry Braun
------------------------------           ------------------------------
Notary Public                            Jerry Braun
                                         Date: July 27, 2005



Sworn to before me this
27 day of July 2005.


/s/ Lillian Schoeppler                   /s/ Jacob Rosenberg
------------------------------           ------------------------------
Notary Public                            Jacob Rosenberg
                                         Date: July 27, 2005



Sworn to before me this                  New York Health Care, LLC
27 day of July 2005.

/s/ Lillian Schoeppler                   By: /s/ Jerry Braun
------------------------------           ------------------------------
Notary Public                            Name: Jerry Braun
                                         Title:
                                         Date: July 27, 2005

Sworn to before me this                  New York Health Care, Inc.
27 day of July 2005.


/s/ Michael Yastrab                      By: /s/ Dennis M. O'Donnell
------------------------------           ------------------------------
Notary Public                            Dennis M. O'Donnell, Chief Executive
                                         Officer
                                         Date: July 27, 2005

Sworn to before me this                  NYHC Newco Paxxon, Inc.
27 day of July 2005.


/s/ Lillian Schoeppler                   By: /s/ Jacob Rosenberg
------------------------------           ------------------------------
Notary Public                            Name: Jacob Rosenberg
                                         Title: Vice President
                                         Date: July 27, 2005

                                   Schedule A

                           Stock Options and Warrants

Braun

Retained                                       Surrendered
--------                                       -----------
                                   No. of                               No. of
                                   Shares                               Shares
Issue      Expiration             Subject       Issue     Expiration    Subject
Date       Date                 to Option        Date        Date      to Option
--------   ------------   ---------------      --------   ----------   ---------

06/02/98   06/01/08                36,667      03/26/96    03/25/06       62,500
12/31/98   12/22/08                23,333      01/02/01    01/01/06       23,750
11/12/99   11/11/09                33,333      02/24/05    02/23/15      500,000
07/10/00   07/09/10                66,667       Total                    586,250
01/02/01   01/01/06                42,917
01/02/01   01/01/11                66,667
03/07/03   90 days from           200,000
           resignation
09/26/03   90 days from            40,000
           resignation
01/28/04   90 days from           200,000
           resignation
02/24/05   02/24/10                64,516
                          (warrants owned
                             jointly with
                                  spouse)
Total                             774,100

Rosenberg

Retained                                       Surrendered
--------                                       -----------
                                   No. of                               Number
                                   Shares                              of Shares
Issue      Expiration             Subject       Issue     Expiration    Subject
Date       Date                 to Option        Date        Date      to Option
--------   ------------   ---------------      --------   ----------   ---------
06/02/98   06/01/08                36,667      01/02/01    01/01/06       23,750
12/31/98   12/22/08                23,333      02/24/05    02/23/15      500,000
11/12/99   11/11/09                33,333       Total                    523,750
07/10/00   07/09/10                66,667
01/02/01   01/01/06                42,917
01/02/01   01/01/11                66,667
03/07/03   90 days from           200,000
           resignation
09/26/03   90 days from            40,000
           resignation
01/28/04   90 days from           200,000
           resignation
02/24/05   02/24/10                60,484
                          (warrants owned
                               by spouse)
Total                             770,068

                                    Exhibit A


                              EMPLOYMENT AGREEMENT
                              --------------------


This Agreement made and entered into this 10th day of November, 1999, by and between New York Health Care, Inc., a New York corporation, with its principal place of business at 1850 McDonald Avenue, Brooklyn, New York 11223 (hereinafter "Employer" or the "Company"), and Jacob Rosenberg, an individual whose residential address is at 932 East 29th Street, Brooklyn, N.Y. 11210 (hereinafter "Employee" or "Executive").

WITNESSETH:

WHEREAS, Employer is engaged in the business of home health care;

WHEREAS, Employee possesses skills, knowledge, abilities and experience which Employer wishes to continue to avail itself of; and

WHEREAS, Employer wishes to continue the employment of Employee;

NOW, THEREFORE, in consideration of the mutual covenants as set forth herein;

THE PARTIES HERETO AGREE AS FOLLOWS:

1. EMPLOYMENT. Employer hereby shall employ Employee as the Vice President, Secretary and Chief Operating Officer of the Company and to perform such additional duties and services as may be assigned to him pursuant to Paragraph 3 hereof. Employee hereby accepts such employment, upon the terms and conditions hereinafter set forth.

2. TERM. The term of employment of Employee shall be for five years commencing as of December 27, 1999, and ending at the close of business December 26, 2004.

3.   DUTIES.

     (A) Employee's duties shall include assisting the overseeing and directing of the Company, locating and developing new projects and other business opportunities for it and generally promoting and facilitating the Company's business objectives. For purposes of this paragraph, Employer's subsidiaries, if any, are also encompassed in the term "Company".

     (B) During the term of this Agreement, Employee shall perform such additional services as shall from time to time be assigned to him by the Board of Directors and which are consistent with the duties reasonably assigned to the Vice President, Secretary and Chief Operating Officer of the type and size the Company.

     (C) Employee shall devote his business time and attention, energy, and skill to the business of Employer.

4.   COMPENSATION.

(A) Employer shall pay Employee an annual salary of $186,340 (the "Annual Base Salary Compensation") with an annual increase in Annual Base compensation, commencing on the anniversary date of this Agreement (the "Anniversary Date") and continuing on the Anniversary Date in each year thereafter during the term of this Agreement, equal to 10% of the prior year's Annual Base Compensation, payable in accordance with the Company's normal policies.

(B) Employee shall be granted participation in the Company's 401(k) Plan, Performance Incentive plan, stock options, insurance, or other plans of the Corporation which are currently in effect as well as all other benefits available to any other employee of the Company during the term hereof,

(C) On an annual basis employee shall receive a portion of the 10% pretax Bonus Plan that the Company has in place for it's executives. Such amount shall be decided by the Compensation Committee.

(D) Employer shall obtain and thereafter maintain in effect at Employer's expense the insurance coverage for the benefit of the employee and family which include, but not be limited to, medical and dental insurance. Employee shall also receive an annual allowance of $5,000 towards the payment of premiums of life insurance, and disability insurance, which insurance may be payable to such beneficiaries as the Employee may direct.

(E) Employer will reimburse Employee or cause him to be reimbursed for all ordinary and necessary business expenses incurred by him for or on behalf of Employer in the performance of his duties hereunder. For such purposes Employee shall submit to Employer periodic reports of such expenses at least once in each calendar quarter. Employee shall also receive a monthly allowance of $750 towards the lease cost of an automobile, and the Company shall also pay for all maintenance, repairs, insurance and all other costs and expenses thereof.

(F)  Employee shall receive annual vacation of four (4) weeks, holidays,  twelve
     (12) days sick leave, and six (6) days personal leave in each year without reduction of his compensation or other benefits hereunder. If Employee does not use all of such paid vacation during such 12 month period, Employee shall be entitled to receive payment at such time for any unused vacation days for such period. The Company shall pay Employee at the rate of his then current basic salary for any unused vacation at the termination of this Agreement. Employee shall also be entitled to additional personal days for all Jewish holidays on which work is prohibited in the Orthodox tradition.

5.   CHANGE IN CONTROL

     (A) In the event of a "change of control" of the Company. The Company will provide the following benefits to the employee:

          (i) all outstanding options granted to the Executive under the Stock Option Plan will automatically become immediately vested and exercisable in full;

          (ii) the Executive will receive a lump-sum payment equal to 2.99 times the average of that executive's base salary and bonus for the previous five years;

          (iii)the Company will pay the cost to transfer ownership to the Executive of any automobile provided to the Executive by the Company or for which the Company pays or reimburses the costs of leasing or other form of ownership; and

          (iv) to the extent that any such payments (alone or with other compensation payable to the Executive, are subject to an excise tax under Section 4999 of the Internal Revenue Code, or any successor provision, the Company will make an additional cash payment to the Executive such that the Executive's net after-tax compensation is not reduced by such excise tax. Any compensation payable to Executive contingent on a change of control, and which qualifies as a "parachute payment" Under Section 280G of the Internal Revenue Code shall be limited to the maximum amount that may be paid to that Executive without any part of such compensation being deemed an "excess parachute payment" under that section.

     (B) For purposes of this paragraph "change in control" shall mean the following:

          (i) the Executive of a transaction or series of transactions in which persons or entities other than the present shareholders of the Company acquire a majority in book value of the assets currently owned by the Company; or a majority of the shares of the Company's voting equity stock; or the power to designate a majority of the Company's Board of Directors; or otherwise acquire the ability, whether by contract, stock ownership or otherwise, to control the management and policies of the Company;

          (ii) the signing of any agreement for the merger or consolidation of the Company with another corporation or for the sale of all or substantially all of the assets of the Company; followed by termination of the Executive within twelve months.

          (iv) upon the occurrence of any other event or series of any other event or series of events which, in the opinion of the Board of Directors of the Company, will, or is likely to, if carried out, result in a change of control of the Company.

6.   TERMINATION; RIGHTS OF TERMINATION.
     This Agreement may be terminated only as provided in this paragraph 6

     (A) (i) A notice of resignation by Executive presented to the Company other than as contemplated in paragraph 6(A) (iii);

          (ii) A notice by the Company to Executive of termination for cause ("Cause"), which means:

               (a)  Executive's   willful  and  continued   failure  to  perform
                    substantially his duties (other than any such failure resulting from Executive's Disability (as hereinafter defined) or any such failure resulting form Executive's termination for Good Reason (as defined below), after a written demand for substantial performance is delivered to Executive by the Board of Directors of the Company which specifically identifies the manner in which the Board of Directors believes that Executive has not performed his duties and the failure of Executive to reasonably comply with such demand within thirty (30) days of notice to Executive, or (b) Executive's willful engagement in gross misconduct materially and demonstrably injurious to the Company which is not cured by Executive within thirty (30) days of notice to Executive. For purposes of this subsection, no act or failure to act on Executive's part shall be considered "willful" unless it was not in the best interest of and without a good faith belief that his action or omission would be in the best interest of the Company. Executive shall not be terminated for Cause unless and until there shall have been delivered to Executive a copy of a resolution duly adopted by the affirmative vote or not less than two-thirds of the entire membership of the Board of Directors of the Company finding that in the good faith opinion of the Board of Directors Executive was guilty of conduct set forth in clauses (a) or (b) of this subparagraph
                    (ii) and specifying the particulars thereof in detail;

          (iii)(a) a notice by the Company to Executive of termination without cause, (b) termination as a result of Executive's death, (c) a notice of termination due to Disability given by the Company to Executive or by Executive to the Company or (d) a notice of termination by Executive to the Company (i) for Good Reason, or
               (ii) due to the Company's material breach of this Agreement that continues during the thirty (30) days after Executive gives written notice to the Company of such breach, which notice specifically identifies the manner which Executive believes that the Company breached this Agreement,

          (iv) If this Agreement is terminated pursuant to paragraph 6(A) (iii), the Company shall be obligated to pay to Executive a severance payment equal to three times the sum of the Executive's annual Base Salary in effect at the time of termination plus the highest annual cash bonus (if any) paid by the Company to Executive during the three-year period preceding the date of termination. Such severance payment shall be payable in a lump sum payment within fifteen (15) days of the termination of Executive's employment.  In  addition,  for the  five-year  period  following
               Executive's termination, the Company shall be obligated to continue to provide Executive with life, health, disability and accident insurance benefits and all other executive benefits (including, without limitation, retirement benefits and automobile and expense allowances) comparable to those provided to Executive prior to his termination. To the extent Executive is no longer lawfully eligible for any aforementioned Benefit because he is no longer employed by the Company, the Company shall pay to Executive a lump sum cash payment equal to the present value of the benefits that would have been provided to Executive had his employment continued for such five-year period.

          (v) For purposes of this Agreement, the term "Disability" shall mean Executive's inability to perform his material duties under this Agreement because of any illness or physical or mental disability or other incapacity as evidenced by a written statement of a physician licensed to practice medicine in any state in the United States mutually agreed upon by the Company and Executive which disability or other incapacity continues for a period in excess of six (6) consecutive months in any consecutive twelve-month period.

          (vi) Upon termination of this Agreement for any reason whatsoever, in addition to any other rights which Executive may have hereunder, Executive shall be entitled to receive all of his Base Salary and a pro-rated portion of his minimum annul bonus under this Agreement to the date of termination and any unused paid vacation earned as determined pursuant to paragraph 4(e).

          (vii)In the event of termination of this Agreement for any reason whatsoever, all rights and obligation of the Company and Executive under this Agreement shall cease immediately, except for those which by terms specifically apply to periods following the termination of this Agreement as arise by reason of such termination, and thereafter Executive shall have no right to receive any compensation hereunder except, under appropriate circumstances, as set forth in paragraph 6(A) (iii) and 6(vi) hereof.)

     (B) For the purpose of this paragraph 6, "Good Reason" means any of the following events unless it occurs with the Executive's express prior written consent: (i) the assignment to Executive of any duties inconsistent with, or a diminution of, Executive's position, duties, titles, offices, responsibilities and status with the Company, or any removal of Executive or any failure to re-elect Executive to any of such positions, (ii) a reduction in Executive's Base Salary as in effect, form time to time, or a failure to increase Executive's Base Salary as provided in this Agreement; (iii) except with respect to changes required to maintain its tax-qualified status or changes generally applicable to all employees of the Company, any failure by the Company by the Company to continue in effect or make any provision for any benefit, stock option, annual bonus or contingent loans arrangements, or other incentive plan or arrangement of any type in which Executive is participating from time to time, the taking of which action would adversely affect Executive's participation in or materially reduce Executive's benefits under any such benefit plan or arrangement or deprive Executive of any material fringe benefit enjoyed be Executive from time to time, or the failure to provide Executive with the number of paid vacation days to which he is entitled; (v) a relocation of the Company's principal executive offices or Executive's relocation to any place more than one hundred
          (100) miles from the location at which Executive performed his duties as of the date hereof; or (vi) any failure by the Company to obtain the assumption of this Agreement by any successor to or assignee or the Company.

     (C) The Company will also transfer ownership of exiting life insurance policy and beneficiary as per employee's instructions. In addition the deferred compensation insurance trust will become fully vested, if applicable, for the Benefit of Employee.

7.   CONFIDENTIALITY:

     (A) Employee understands and acknowledges that as a result of Employee's employment with Employer and involvement with the business of Employer, he shall necessarily become informed of and have access to, confidential information of Employer including, without limitation, inventions, trade secrets, technical information, know-how, plans, specifications, identity of customers and identity of suppliers, and that such information, even though it may have been or may be developed or otherwise acquired by Employee, is the exclusive property of the Employer to be held by Employee in trust and solely for Employer's benefit and Employee shall not at any time, either during or subsequent to his employment hereunder, reveal, report, publish, transfer or otherwise disclose to any person, corporation or other entity or use any of Employer's confidential information, without its written consent of the Board of Directors, except for use on behalf of the Company in connection with its business, and except for such information which legally and legitimately is or becomes of general public knowledge from authorized sources other than Employer.

     (B) Upon the termination of his employment with Employer for any reason, Employee shall promptly deliver to it all drawings, manuals, letters, notes, notebooks, reports and copies thereof and all other materials, including, without limitation, those of a secret or confidential nature, relating to Employer's business which are in Employee's possession or control. Employer shall reimburse employee for any packing or moving costs reasonably incurred by him in connection with the foregoing delivery.

8.   NON-COMPETITION;  RESTRICTIVE  COVENANTS  AND  CONFIDENTIALITY;  INJUNCTIVE
     RELIEF:

     (A) During the term of his employment with Employer pursuant to his Agreement, or any renewal thereof, Employee shall not, directly or indirectly whether as principal, agent, shareholder, employee, officer, director, consultant, joint- venturer, partner or otherwise, own, manage, operate, join, control or participate in the ownership, management, operation of, render any services to or be connected in any manner with any business which is in direct competition with or is if the type or character of any business engaged in by Employer or which offers, sells or markets products, projects or services that directly compete with products or services offered by Employer or any of its subsidiaries or affiliates, irrespective of whether Employee's involvement shall be as an office, owner, employee, partner, joint-venturer, consultant, agent or other participant provided and from making an investment in any company the securities of which are listed on a national securities exchange or actively traded in the over-the-counter market, so long as such investment does not equal or exceed five percent (5%) of the total number of outstanding shares of common stock of such company.

     (B) For a period of one year after the expiration or termination of his employment with Employer for any reason, Employee shall not, directly or indirectly, whether as principal, agent, shareholder, employee, officer, director, joint-venturer, partner, consultant or otherwise, render any services to or with any company, firm or individual which competes in any way with Employer in a business actually engaged in or being actively developed by it. Under this Agreement, Employer will have deemed to have been actively developing a business if, with regard to such proposed business activity, there has been extensive discussion at Board of Director meetings, formal Board resolutions, corporate expenditures in excess of $25,000, preparation of marketing studies or comparable actions related thereto.

     (C) For a period of two years following the expiration or termination of his employment with Employer for any reason, Employee shall not, directly or indirectly, whether as principal, agent, shareholder, employee officer, director joint-venturer, partner, consultant or otherwise, solicit, raid, entice or induce any person who is, or was at the time of such termination, an Employee of Employer to terminate his or her employment with the Employer or become employed by any other person, firm or corporation, and he will not approach any such employee for such purpose or authorize or knowingly approve the taking of such action by other persons to become employed in a business who or which are actively engage in a competitive business.

9. ASSIGNABILITY AND BINDING EFFECT. The rights and obligations arising under the Agreement shall inure to the benefit of and shall be binding upon the executors, administrators, successors and legal representatives of Employee and shall inure to the benefit of and be binding upon Employer, upon its successors and assigns, but neither this Agreement nor the right or obligations of Employee hereunder may be assigned, pledged, hypothecated or otherwise transferred by Employee in whole or in part to another person, firm or corporation nor may the obligations of Employee hereunder be delegated.

10. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered personally or sent by registered or certified mail, prepaid and return receipt requested, to the other party hereto at his or its mailing address as set forth at the beginning of this Agreement, and in the case of Employer with copies to William J. Davis, Esq., Scheichet & Davis, P.C., 505 Park Avenue, New York, New York 10022. Either party may change the address to which such communications hereunder shall be sent by sending notice of such change to the other party as herein provided.

11. REPRESENTATIONS BY EMPLOYER AND EMPLOYEE. Employee hereby represents and warrants that he is not a party to any other agreement, contract or understanding, whether of employment or otherwise, which would in any way restrict or prohibit him form undertaking or performing employment with Employer in accordance with the terms and conditions of this Agreement. Employer hereby represents and warrants that this Agreement has been properly authorized by all necessary corporate action and, when and if, fully executed, will be binding and enforceable upon the Company in accordance with its terms except for the application of the laws of Insolvency and bankruptcy as they may otherwise affect such Agreement. Employer further represents and warrants that no other contract, agreement, provision of its certificate of incorporation or bylaws, debt obligations, law, regulation court or administrative order prevents it form entering into, or conflicts with, this Agreement.

12. WAIVER. The waiver by either party of any breach or violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or violation, whether singular in nature or not.

13. PRIOR AGREEMENTS; COMPLETE UNDERSTANDING; AMENDMENT. This Agreement cancels and supersedes any and all prior agreements and understandings, in any, between the parties hereto regarding the services of Employee to Employer and constitutes the complete understanding between the parties with respect to the Employment of Employee hereunder and no statement, representation, warranty or covenant has been made be either party with respect thereto except as expressly set forth herein. Employee acknowledges that he has been afforded the right to review this Agreement with legal counsel prior to the execution of this Agreement, and that he has been encouraged to do so. This Agreement shall not be altered, modified or amended except by written instrument signed by each of the parties hereto.

14. HEADING. The heading set forth in this Agreement are for convenience only and shall not be considered as part of this Agreement in any respect nor shall they. In any way affect the substance of any provisions contained in this Agreement.

15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute but one and the same agreement.

16. GOVERNING LAW. CONSTRUCTION WITH EXISTING LAW, SEVERABILITY. This Agreement shall be governed by, and enforced in accordance with, the internal laws of the State of New York. It is the intention of the parties hereto that all terms and conditions of this Agreement are in compliance with the laws and regulations of the state of New York, and nothing in this Agreement shall be construed to be in derogation of the laws, rules and regulations thereof. If for any reason any provision of this Agreement or any part hereof is invalid, unlawful or incapable of being enforced by reason of any rule of law, equity or public policy, all conditions and provisions of the Agreement which can be given effect without such invalid, unlawful or unenforceable provision shall, nevertheless, remain in full force and effect, and such invalid, unlawful or irrevocable provision shall be carried out as nearly as possible according to its original terms and intent, while eliminating such invalidity or non-enforceability.


     IN WITNESS WHEREOF, The parties hereto have executed this Agreement effective as of the day and year first above written.

     NEW YORK HEALTH CARE, INC.


     BY:  _________________________          BY:  _______________________
          TITLE:                                  JACOB  ROSENBERG

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

     This amendment to the Employment Agreement is made and entered into the 28th day of January 2003, by and between New York Health Care, Inc., a New York corporation, with its principal place of business at 1850 McDonald Avenue, Brooklyn, New York 11223 (hereinafter "Employer" or the "Company"), and Jacob Rosenberg, an individual whose residential address is at 932 East 29th Street, Brooklyn, NY 11210 (hereinafter "Employee").

                              W I T N E S S E T H :

     WHEREAS, the Employer and Employee are parties to an employment agreement between them dated November 10, 1999 (the "Employment Agreement");

     WHEREAS, the Employer and Employee have mutually agreed to amend the Employment Agreement to the extent provided for herein;

     NOW, THEREFORE, in consideration of the mutual covenants as set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged:

                      THE PARTIES HERETO AGREE AS FOLLOWS:

     1. Paragraph 1 of the Employment Agreement is hereby amended by adding the following sentence at the end of the paragraph:

     "In addition, it is agreed that the Employee is shall be elected as a member of the Board of Directors of the Employer for the full term of the Employment Agreement."

     2. Paragraph 2 of the Employment Agreement is hereby amended to read as follows:

     "2. Term. The term of employment of the Employee pursuant to the Employment Agreement shall be extended for an additional period of five years, so that the term of the Employment Agreement shall be for ten (10) years ending at the close of business December 26, 2009."

     3. Paragraph 5 of the Employment Agreement is hereby amended by adding the following subparagraph (B)(v):

          "(B)(v) The closing of the October 11, 2001 Stock for Stock Exchange Agreement, as amended, which occurred on January 2, 2003, is deemed to be a change of control of the Company."

     4. Paragraph 6 of the Employment Agreement is hereby amended by adding the following subparagraph (C):

          "(C) In the event of termination of the service of the Employee as a member of the Board of Directors of the Employer for any reason other than the death of the Employee, the Employer shall, effective on the date of termination, enter into a consulting agreement with the Employee, substantially in the form filed with the Securities and Exchange Commission as an Exhibit to the Employer's Form S-4 Registration Statement which was declared effective by the SEC on November 1, 2002, whereby the Employee will provide consulting services to the Employer on an as-needed basis for a period of not less than five years, and as compensation for those services will be granted an option to acquire 500,000 shares of the Employer's common stock during a term of not less than ten
(10) years at a price per share equal to the closing price of the Employer's common stock on the date of such termination, and the shares of common stock underlying the option shall be promptly registered on SEC Form S-8 or on any other SEC form appropriate for such registration so that such shares shall have been fully registered no later than ninety (90) days after termination of the Employment Agreement."

     5. Paragraph 10 of the Employment Agreement is hereby amended to change the address for copies of notices to William J. Davis, Esq., to "Scheichet & Davis, P.C., 800 Third Avenue, New York, New York 10022."

     6. The Employment Agreement is hereby amended by adding the following paragraph 18:

          "18. Modifications to Employment Agreement Authorized by Resolutions of the Compensation Committee and Board of Directors. The following modifications to the Employment Agreement have been implemented prior to the date of this amendment pursuant to resolutions approved by the New York Health Care, Inc. Compensation Committee and Board of Directors, as follows:

          (a) Effective January 1, 2002, the Employee will be entitled to forty eight (48) days of compensated absences each year during the term of the Employment Agreement.

          (b) In lieu of the $5,000 annual allowance for insurance premiums provided in paragraph 4(E) of the Employment Agreement, the Employee will be paid a $10,000 per annum expense allowance."

     7. All Other Provisions Remain Unchanged. Except as specifically provided for in this amendment to the Employment Agreement, all of the terms and provisions of the Employment Agreement shall remain in full force and effect without modification.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.


                                          NEW  YORK  HEALTH  CARE,  INC.


                                   By:    /s/  Jerry  Braun
                                          ----------------------
                                          Jerry Braun, President


                                          EMPLOYEE:


                                          /s/  Jacob  Rosenberg
                                          ----------------------
                                          Jacob  Rosenberg

                              EMPLOYMENT AGREEMENT
                              --------------------


This Agreement made and entered into this 10th day of November, 1999, by and between New York Health Care, Inc., a New York corporation, with its principal place of business at 1850 McDonald Avenue, Brooklyn, New York 11223 (hereinafter "Employer" or the "Company"), and Jerry Braun, an individual whose residential address is at 929 East 28th Street, Brooklyn, New York 11210 (hereinafter "Employee" or "Executive").

WITNESSETH:

WHEREAS,  Employer  is  engaged  in  the  business  of  home  health  care;

WHEREAS, Employee possesses skills, knowledge, abilities and experience which Employer wishes to continue to avail itself of; and

WHEREAS,  Employer  wishes  to  continue  the  employment  of  Employee;

NOW,  THEREFORE,  in  consideration of the mutual covenants as set forth herein;

THE  PARTIES  HERETO  AGREE  AS  FOLLOWS:

1. EMPLOYMENT. Employer hereby shall employ Employee as the President and Chief Executive Officer of the Company and to perform such additional duties and services as may be assigned to him pursuant to Paragraph 3 hereof. Employee hereby accepts such employment, upon the terms and conditions hereinafter set forth.

2. TERM. The term of employment of Employee shall be for five years commencing as of December 27, 1999, and ending at the close of business December 26, 2004.

3.   DUTIES.

     (A) Employee's duties shall include assisting the overseeing and directing of the Company, locating and developing new projects and other business opportunities for it and generally promoting and facilitating the Company's business objectives. For purposes of this paragraph, Employer's subsidiaries, if any, are also encompassed in the term "Company".

     (B) During the term of this Agreement, Employee shall perform such additional services as shall from time to time be assigned to him by the Board of Directors and which are consistent with the duties reasonably assigned to the President and Chief Executive Officer of the type and size of the Company.

     (C) Employee shall devote his business time and attention, energy and skill to the business of Employer.

4.   COMPENSATION.

(A) Employer shall pay Employee an annual salary of $232,925 (the "Annual Base Compensation") with an annual increase in Annual Base compensation, commencing on the first anniversary date of this Agreement (the "Anniversary Date") and continuing on the Anniversary Date in each year thereafter during the term of this Agreement, equal to 10% of the prior year's Annual Base Compensation, payable in accordance with the Company's normal policies.

(B) Employee shall be granted participation in the Company's 401(k) Plan, Performance Incentive plan, stock options, insurance or other plans of the Corporation which are currently in effect as well as all other benefits available to any other employee of the Company during the term hereof,

(C) On an annual basis employee shall receive a portion of the 10% pretax Bonus Plan that the Company has in place for it's executives. Such amount shall be decided by the Compensation Committee.

(D) Employer shall obtain and thereafter maintain in effect at Employer's expense the insurance coverage for the benefit of the employee and family which include, but not be limited to, medical and dental insurance. Employee shall also receive an annual allowance of $5,000 towards the payment of premiums of life insurance, and disability insurance, which insurance may be payable to such beneficiaries as the Employee may direct.

(E) Employer will reimburse Employee or cause him to be reimbursed for all ordinary and necessary business expenses incurred by him for or on behalf of Employer in the performance of his duties hereunder. For such purposes Employee shall submit to Employer periodic reports of such expenses at least once in each calendar quarter. Employee shall also receive a monthly allowance of $750 towards the lease cost of an Automobile, and the Company shall also pay for all maintenance, repairs, insurance and all other costs and expenses thereof.

(F)  Employee shall receive annual vacation of four (4) weeks, holidays,  twelve
     (12) days sick leave, and six (6) days personal leave in each year without reduction of his compensation or other benefits hereunder. If Employee does not use all of such paid vacation during such 12 month period, Employee shall be entitled to receive payment at such time for any unused vacation days for such period. The Company shall pay Employee at the rate of his then current basic salary for any unused vacation at the termination of this Agreement. Employee shall also be entitled to additional personal days for all Jewish holidays on which work is prohibited in the Orthodox tradition.

5.   CHANGE IN CONTROL

     (A) In the event of a "change of control" of the Company. The Company will provide the following benefits to the employee:

          (i) all outstanding options granted to the Executive under the Stock Option Plan will automatically become immediately vested and exercisable in full;

          (ii) the executive will receive a lump-sum payment equal to 2.99 times the average of that Executive's base salary and bonus for the previous five years;

          (iii)the Company will pay the cost to transfer ownership to the Executive of any automobile provided to the Executive by the Company or for which the Company pays or reimburses the costs of leasing or other form of ownership; and

          (iv) to the extent that any such payments (alone or with other compensation payable to the Executive, are subject to an excise tax under Section 4999 of the Internal Revenue Code, or any successor provision, the Company will make an additional cash payment to the Executive such that the executive's net after-tax compensation is not reduced by such excise tax. Any compensation payable to Executive contingent on a change of control, and which qualifies as a "parachute payment" Under Section 280G of the Internal Revenue Code shall be limited to the maximum amount that may be paid to Executive without any part of such compensation being deemed an "excess parachute payment" under that section.

     (B) For purposes of this paragraph "change in control" shall mean the following:

          (i) the Executive of a transaction or series of transactions in which persons or entities other than the present shareholders of the Company acquire a majority in book value of the assets currently owned by the Company; or a majority of the shares of the Company's voting equity stock; or the power to designate a majority of the Company's Board of Directors; or otherwise acquire the ability, whether by contract, stock ownership or otherwise, to control the management and policies of the Company;

          (ii) the signing of any agreement for the merger or consolidation of the Company with another corporation or for the sale of all or substantially all of the assets of the Company; followed by termination of the Executive within twelve months.

          (iv) upon the occurrence of any other event or series of any other event or series of events which, in the opinion of the Board of Directors of the Company, will, or is likely to, if carried out, result in a change of control of the Company.

6.   TERMINATION; RIGHTS OF TERMINATION.

     This Agreement may be terminated only as provided in this paragraph 6

     (A) (i) A notice of resignation by Executive presented to the Company other than as contemplated in paragraph 6(A) (iii).

          (ii) A notice by the Company to Executive of termination for cause ("Cause"), which means:

               (a)  Executive's   willful  and  continued   failure  to  perform
                    substantially his duties (other than any such failure resulting from Executive's Disability as hereinafter defined) or any such failure resulting form Executive's termination for Good Reason (as defined below), after a written demand for substantial performance is delivered to Executive by the Board of Directors of the Company which specifically identifies the manner in which the Board of Directors believes that Executive has not performed his duties and the failure of Executive to reasonably comply with such demand within thirty (30) days of notice to Executive, or (b) Executive's willful engagement in gross misconduct materially and demonstrably injurious to the Company which is not cured by Executive within thirty (30) days of notice to Executive. For purposes of this subsection, no act or failure to act on Executive's part shall be considered "willful" unless it was not in the best interest of and without a good faith belief that his action or omission would be in the best interest of the Company. Executive shall not be terminated for Cause unless and until there shall have been delivered to Executive a copy of a resolution duly adopted by the affirmative vote or not less than two-thirds of the entire membership of the Board of Directors of the Company finding that in the good faith opinion of the Board of Directors Executive was guilty of conduct set forth in clauses (a) or

               (b)  of  this   subparagraph   6(A)  (ii)  and   specifying   the
                    particulars thereof in detail;

          (iii)(a) a notice by the Company to Executive of termination without cause, (b) termination as a result of Executive's death, (c) a notice of termination due to Disability given by the Company to Executive or (d) a notice of termination by Executive to the Company (i) for Good Reason, or (ii) due to the Company's material breach of this Agreement that continues during the thirty (30) days after Executive gives written notice to the Company of such breach, which notice specifically identifies the manner in which Executive believes that the Company breached this Agreement,


          (iv) If this Agreement is terminated pursuant to paragraph 6(A) (iii), the Company shall be obligated to pay to Executive a severance payment equal to three times the sum of the Executive's annual Base Salary in effect at the time of termination plus the highest annual cash bonus (if any) paid by the Company to Executive during the three-year period preceding the date of termination. Such severance payment shall be payable in a lump sum payment within fifteen (15) days of the termination of Executive's employment.  In  addition,  for the  five-year  period  following
               Executive's termination, the Company shall be obligated to continue to provide Executive with life, health, disability and accident insurance benefits and all other executive benefits (including, without limitation, retirement benefits and automobile and expense allowances) comparable to those provided to Executive prior to his termination. To the extent Executive is no longer lawfully eligible for any aforementioned Benefit because he is no longer employed by the Company, the Company shall pay to Executive a lump sum cash payment equal to the present value of the benefits that would have been provided to Executive had his employment continued for such five-year period.

          (v) For purposes of this Agreement, the term "Disability" shall mean Executive's inability to perform his material duties under this Agreement because of any illness or physical or mental disability or other incapacity as evidenced by a written statement of a physician licensed to practice medicine in any state in the United States mutually agreed upon by the Company and Executive which disability or other incapacity continues for a period in excess of six (6) consecutive months in any consecutive twelve-month period.

          (vi)Upon termination of this Agreement for any reason whatsoever, in addition to any other rights which Executive may have hereunder, Executive shall be entitled to receive all of his Base Salary and a pro-rated portion of his minimum annul bonus under this Agreement to the date of termination and any unused paid vacation earned as determined pursuant to paragraph 4(e).

          (vii)In the event of termination of this Agreement for any reason whatsoever, all rights and obligation of the Company and Executive under this Agreement shall cease immediately, except for those which by terms specifically apply to periods following the termination of this Agreement as arise by reason of such termination, and thereafter Executive shall have no right to receive any compensation hereunder except, under appropriate circumstances, as set forth in paragraph 6(A) (iii) and 6(vi) hereof.)

     (C) For the purpose of this paragraph 6, "Good Reason" means any of the following events unless it occurs with the Executive's express prior written consent: (i) the assignment to Executive of any duties inconsistent with, or a diminution of, Executive's position, duties, titles, offices, responsibilities and status with the Company, or any removal of Executive or any failure to re-elect Executive to any of such positions, (ii) a reduction in Executive's Base Salary as in effect, form time to time, or a failure to increase Executive's Base Salary as provided in this Agreement; (iii) except with respect to changes required to maintain its tax-qualified status or changes generally applicable to all employees of the Company, any failure by the Company by the Company to continue in effect or make any provision for any benefit, stock option, annual bonus or contingent loans arrangements, or other incentive plan or arrangement of any type in which Executive is participating from time to time, the taking of which action would adversely affect Executive's participation in or materially reduce Executive's benefits under any such benefit plan or arrangement or deprive Executive of any material fringe benefit enjoyed be Executive from time to time, or the failure to provide Executive with the number of paid vacation days to which he is entitled; (v) a relocation of the Company's principal executive offices or Executive's relocation to any place more than one hundred
          (100) miles from the location at which Executive performed his duties as of the date hereof; or (vi) any failure by the Company to obtain the assumption of this Agreement by any successor to or assignee or the Company.

     (C) The Company will also transfer ownership of exiting life insurance policy and beneficiary as per employee's instructions. In addition the deferred compensation insurance trust will become fully vested, if applicable, for the Benefit of Employee.

7.     CONFIDENTIALITY:

     (A) Employee understands and acknowledges that as a result of Employee's employment with Employer and involvement with the business of Employer, he shall necessarily become informed of and have access to, confidential information of Employer including, without limitation, inventions, trade secrets, technical information, know-how, plans, specifications, identity of customers and identity of suppliers, and that such information, even though it may have been or may be developed or otherwise acquired by Employee, is the exclusive property of the Employer to be held by Employee in trust and solely for Employer's benefit and Employee shall not at any time, either during or subsequent to his employment hereunder, reveal, report, publish, transfer or otherwise disclose to any person, corporation or other entity or use any of Employer's confidential information, without its written consent of the Board of Directors, except for use on behalf of the Company in connection with its business, and except for such information which legally and legitimately is or becomes of general public knowledge from authorized sources other than Employer.

     (B) Upon the termination of his employment with Employer for any reason, Employee shall promptly deliver to it all drawings, manuals, letters, notes, notebooks, reports and copies thereof and all other materials, including, without limitation, those of a secret or confidential nature, relating to Employer's business which are in Employee's possession or control. Employer shall reimburse employee for any packing or moving costs reasonably incurred by him in connection with the foregoing delivery.

8.   NON-COMPETITION;  RESTRICTIVE  COVENANTS  AND  CONFIDENTIALITY;  INJUNCTIVE
     RELIEF:

     (A) During the term of his employment with Employer pursuant to his Agreement, or any renewal thereof, Employee shall not, directly or indirectly whether as principal, agent, shareholder, employee, officer, director, consultant, joint- venturer, partner or otherwise, own, manage, operate, join, control or participate in the ownership, management, operation of, render any services to or be connected in any manner with any business which is in direct competition with or is if the type or character of any business engaged in by Employer or which offers, sells or markets products, projects or services that directly compete with products or services offered by Employer or any of its subsidiaries or affiliates, irrespective of whether Employee's involvement shall be as an office, owner, employee, partner, joint-venturer, consultant, agent or other participant provided and from making an investment in any company the securities of which are listed on a national securities exchange or actively traded in the over-the-counter market, so long as such investment does not equal or exceed five percent (5%) of the total number of outstanding shares of common stock of such company.

     (B) For a period of one year after the expiration or termination of his employment with Employer for any reason, Employee shall not, directly or indirectly, whether as principal, agent, shareholder, employee, officer, director, joint-venturer, partner, consultant or otherwise, render any services to or with any company, firm or individual which competes in any way with Employer in a business actually engaged in or being actively developed by it. Under this Agreement, Employer will have deemed to have been actively developing a business if, with regard to such proposed business activity, there has been extensive discussion at Board of Director meetings, formal Board resolutions, corporate expenditures in excess of $25,000, preparation of marketing studies or comparable actions related thereto.

     (C) For a period of two years following the expiration or termination of his employment with Employer for any reason, Employee shall not, directly or indirectly, whether as principal, agent, shareholder, employee officer, director joint-venturer, partner, consultant or otherwise, solicit, raid, entice or induce any person who is, or was at the time of such termination, an Employee of Employer to terminate his or her employment with the Employer or become employed by any other person, firm or corporation, and he will not approach any such employee for such purpose or authorize or knowingly approve the taking of such action by other persons to become employed in a business who or which are actively engage in a competitive business.

9. ASSIGNABILITY AND BINDING EFFECT. The rights and obligations arising under the Agreement shall inure to the benefit of and shall be binding upon the executors, administrators, successors and legal representatives of Employee and shall inure to the benefit of and be binding upon Employer, upon its successors and assigns, but neither this Agreement nor the right or obligations of Employee hereunder may be assigned, pledged, hypothecated or otherwise transferred by Employee in whole or in part to another person, firm or corporation nor may the obligations of Employee hereunder be delegated.

10. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered personally or sent by registered or certified mail, prepaid and return receipt requested, to the other party hereto at his or its mailing address as set forth at the beginning of this Agreement, and in the case of Employer with copies to William J. Davis, Esq., Scheichet & Davis, P.C., 505 Park Avenue, New York, New York 10022. Either party may change the address to which such communications hereunder shall be sent by sending notice of such change to the other party as herein provided.

11. REPRESENTATIONS BY EMPLOYER AND EMPLOYEE. Employee hereby represents and warrants that he is not a party to any other agreement, contract or understanding, whether of employment or otherwise, which would in any way restrict or prohibit him form undertaking or performing employment with Employer in accordance with the terms and conditions of this Agreement. Employer hereby represents and warrants that this Agreement has been properly authorized by all necessary corporate action and, when and if, fully executed, will be binding and enforceable upon the Company in accordance with its terms except for the application of the laws of Insolvency and bankruptcy as they may otherwise affect such Agreement. Employer further represents and warrants that no other contract, agreement, provision of its certificate of incorporation or bylaws, debt obligations, law, regulation court or administrative order prevents it form entering into, or conflicts with, this Agreement.

12. WAIVER. The waiver by either party of any breach or violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or violation, whether singular in nature or not.

13. PRIOR AGREEMENTS; COMPLETE UNDERSTANDING; AMENDMENT. This Agreement cancels and supersedes any and all prior agreements and understandings, in any, between the parties hereto regarding the services of Employee to Employer and constitutes the complete understanding between the parties with respect to the Employment of Employee hereunder and no statement, representation, warranty or covenant has been made be either party with respect thereto except as expressly set forth herein. Employee acknowledges that he has been afforded the right to review this Agreement with legal counsel prior to the execution of this Agreement, and that he has been encouraged to do so. This Agreement shall not be altered, modified or amended except by written instrument signed by each of the parties hereto.

14. HEADING. The heading set forth in this Agreement are for convenience only and shall not be considered as part of this Agreement in any respect nor shall they. In any way affect the substance of any provisions contained in this Agreement.

15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute but one and the same agreement.

16. GOVERNING LAW. CONSTRUCTION WITH EXISTING LAW, SEVERABILITY. This Agreement shall be governed by, and enforced in accordance with, the internal laws of the State of New York. It is the intention of the parties hereto that all terms and conditions of this Agreement are in compliance with the laws and regulations of the state of New York, and nothing in this Agreement shall be construed to be in derogation of the laws, rules and regulations thereof. If for any reason any provision of this Agreement or any part hereof is invalid, unlawful or incapable of being enforced by reason of any rule of law, equity or public policy, all conditions and provisions of the Agreement which can be given effect without such invalid, unlawful or unenforceable provision shall, nevertheless, remain in full force and effect, and such invalid, unlawful or irrevocable provision shall be carried out as nearly as possible according to its original terms and intent, while eliminating such invalidity or non-enforceability.


     IN WITNESS WHEREOF, The parties hereto have executed this Agreement effective as of the day and year first above written.

     NEW YORK HEALTH CARE, INC.


     BY:  _________________________          BY:__________________________
      TITLE:                                       JERRY  BRAUN

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

     This amendment to the Employment Agreement is made and entered into the 28th day of January 2003, by and between New York Health Care, Inc., a New York corporation, with its principal place of business at 1850 McDonald Avenue, Brooklyn, New York 11223 (hereinafter "Employer" or the "Company"), and Jerry Braun, an individual whose residential address is at 929 East 28th Street, Brooklyn, NY 11210 (hereinafter "Employee").

                              W I T N E S S E T H :

     WHEREAS, the Employer and Employee are parties to an employment agreement between them dated November 10, 1999 (the "Employment Agreement");

     WHEREAS, the Employer and Employee have mutually agreed to amend the Employment Agreement to the extent provided for herein;

     NOW, THEREFORE, in consideration of the mutual covenants as set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged:

                      THE PARTIES HERETO AGREE AS FOLLOWS:

     1. Paragraph 1 of the Employment Agreement is hereby amended by adding the following sentence at the end of the paragraph:

     "In addition, it is agreed that the Employee shall be elected as a member of the Board of Directors of the Employer for the full term of the Employment Agreement."

     2. Paragraph 2 of the Employment Agreement is hereby amended to read as follows:

     "2. Term. The term of employment of the Employee pursuant to the Employment Agreement shall be extended for an additional period of five years, so that the term of the Employment Agreement shall be for ten (10) years ending at the close of business December 26, 2009."

     3. Paragraph 5 of the Employment Agreement is hereby amended by adding the following subparagraph (B)(v):

          "(B)(v) The closing of the October 11, 2001 Stock for Stock Exchange Agreement, as amended, which occurred on January 2, 2003, is deemed to be a change of control of the Company."

     4. Paragraph 6 of the Employment Agreement is hereby amended by adding the following subparagraph (C):

          "(C) In the event of termination of the service of the Employee as a member of the Board of Directors of the Employer for any reason other than the death of the Employee, the Employer shall, effective on the date of termination, enter into a consulting agreement with the Employee, substantially in the form filed with the Securities and Exchange Commission as an Exhibit to the Employer's Form S-4 Registration Statement which was declared effective by the SEC on November 1, 2002, whereby the Employee will provide consulting services to the Employer on an as-needed basis for a period of not less than five years, and as compensation for those services will be granted an option to acquire 500,000 shares of the Employer's common stock during a term of not less than ten
(10) years at a price per share equal to the closing price of the Employer's common stock on the date of such termination, and the shares of common stock underlying the option shall be promptly registered on SEC Form S-8 or on any other SEC form appropriate for such registration so that such shares shall have been fully registered no later than ninety (90) days after termination of the Employment Agreement."

     5. Paragraph 10 of the Employment Agreement is hereby amended to change the address for copies of notices to William J. Davis, Esq., to "Scheichet & Davis, P.C., 800 Third Avenue, New York, New York 10022."

     6. The Employment Agreement is hereby amended by adding the following paragraph 18:

          "18. Modifications to Employment Agreement Authorized by Resolutions of the Compensation Committee and Board of Directors. The following modifications to the Employment Agreement have been implemented prior to the date of this amendment pursuant to resolutions approved by the New York Health Care, Inc. Compensation Committee and Board of Directors, as follows:

          (a) Effective January 1, 2002, the Employee will be entitled to forty eight (48) days of compensated absences each year during the term of the Employment Agreement.

          (b) In lieu of the $5,000 annual allowance for insurance premiums provided in paragraph 4(E) of the Employment Agreement, the Employee will be paid a $10,000 per annum expense allowance."

     7. All Other Provisions Remain Unchanged. Except as specifically provided for in this amendment to the Employment Agreement, all of the terms and provisions of the Employment Agreement shall remain in full force and effect without modification.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.


                                   NEW YORK HEALTH CARE, INC.


                            By:    /s/ Jacob Rosenberg
                                   -------------------------------
                                   Jacob Rosenberg, Vice President


                                   EMPLOYEE:


                                   /s/ Jerry Braun
                                   ------------------------
                                   Jerry Braun

                                    EXHIBIT B

                                    AGREEMENT

      AGREEMENT (this "Agreement"), dated the 24th day of February, 2005, by and among New York Health Care, Inc., a New York corporation (the "Seller"), NYHC Newco Paxxon, Inc., a New York corporation ("NYHC-NJ"), Jerry Braun ("Braun") and Jacob Rosenberg ("Rosenberg" and, together with Braun, collectively, the "Secured Party")). Capitalized terms used herein which are not otherwise defined shall have the respective meanings ascribed thereto in the Purchase Agreement (as defined below).

      WHEREAS, pursuant to that certain Purchase Agreement, dated as of July 15, 2004, by and among the Seller, NYHC-NJ and New York Health Care, LLC (the "Purchaser"), an entity controlled by Braun and Rosenberg (the "Purchase Agreement"), the Seller agreed, upon the fulfillment of certain conditions, to sell its home health care business (the "Business") to the Purchaser;

      WHEREAS, as an inducement to allow the Seller to complete the private placement contemplated by Section 2.02(h) of the Purchase Agreement (the "Private Placement"), Braun and Rosenberg have agreed to resign from the Board of Directors of the Seller and as executive officers of the Seller upon the consummation of such private placement, notwithstanding the fact that those actions would be considered resignation for good reason under Braun's and Rosenberg's respective Employment Agreement and would obligate the Seller to make certain payments under such Employment Agreements (the "Payments");

      WHEREAS, Braun and Rosenberg have agreed to defer receipt of the Payments from the Seller and agree to forego such Payments in consideration of the consummation of the sale of the Business by the Seller and NYHC-NJ to the Purchaser under the Purchase Agreement;

      WHEREAS, the parties hereto desire to set forth the payments that would payable by Seller and NYHC-NJ to Braun and Rosenberg under certain circumstances relating to the Purchase Agreement and the Employment Agreements; and

      WHEREAS, as security for the obligations of the Seller and NYHC-NJ to consummate the purchase of the Business under the Purchase Agreement (the "Purchase") and the obligations of the Seller under the Employment Agreements and this Agreement (the "Obligations"), the Seller and NYHC-NJ have agreed to grant to the Secured Party a security interest in the Collateral (as defined below);

      NOW, THEREFORE, in consideration of the benefits accruing to the Seller and NYHC-NJ, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and NYHC-NJ covenant and agree with Braun and Rosenberg as follows:

      1. Definition of Triggering Event. For the purposes of this Agreement a "Triggering Event" shall mean any of the following:

            (a) the Seller or NYHC-NJ breaches the terms of the Purchase Agreement and such breach is not cured within the time period provided for the cure of such breach under the Purchase Agreement; provided, however, that for purposes of this Section 1(a), it shall not be considered a breach of the Purchase Agreement if (x) the Seller and NYHC-NJ sell their home health care business in the state of New Jersey to an unaffiliated third party for a cash purchase price of no less than $2.7 million (the "NJ Sale") and (y) the Purchase Agreement is amended by the parties thereto to state that the Purchaser will purchase the assets of the Seller's and NYHC-NJ's home health care business in the state of New York in exchange for the assumption of liabilities and contracts and extinguishment of any payment obligations of the Seller under the Employment Agreement and that the purchase contemplated thereunder and the NJ Sale shall take place simultaneously;

            (b) a change in the majority of the Board of Directors of the Seller (other than as a result of (x) the resignations of Braun and Rosenberg, (y) a reduction in the number of members of the Board of Directors of the Seller resulting from death, disability or resignation of a member or (z) the addition of any directors that have been expressly approved in writing by the Secured Party);

            (c) any other event that would be considered a change in control or would be considered "good reason" for the resignation of Braun or Rosenberg under the Employment Agreements occurs after the date of this Agreement; provided, however; that for purposes of this Section 1(c), the resignations of Braun and Rosenberg in connection with the Private Placement shall not be considered a Triggering Event; or

            (d) the Purchase Agreement is terminated or the transactions contemplated thereby are not consummated before December 31, 2005, including, without limitation, as a result of failure of Seller to receive approval of the transaction from its shareholders; provided, however, that for purposes of this
Section 1(d), the termination of the Purchase Agreement or the failure to consummate the transactions contemplated under the Purchase Agreement as a result of a breach of the Purchase Agreement by, or a failure to act of, the Purchaser or Braun or Rosenberg, shall not be considered a Triggering Event.

      2. Obligations upon Triggering Event.

            (a) Upon the occurrence of the Triggering Event set forth in Section 1(a) above, the Seller and NYHC-NJ shall promptly pay to Braun and Rosenberg the aggregate amount due to them under the Employment Agreements in case of resignation for "good reason" and shall pay to the Purchaser an aggregate of $250,000 in liquidated damages with respect to such breach.

            (b) Upon the occurrence of the Triggering Event set forth in Section 1(b) above, the Seller and NYHC-NJ shall promptly pay to Braun and Rosenberg the aggregate amount due to them upon a "change in control" and a "resignation for good reason" under the Employment Agreements.

            (c) Upon the occurrence of the Triggering Event set forth in Section 1(c) above, the Seller and NYHC-NJ shall promptly pay to Braun and Rosenberg the aggregate amount due to them under the Employment Agreements; provided, that if Braun and Rosenberg receive payments pursuant to Section 2(b), they shall not be entitled to payments under this Section 2(c).

            (d) Upon the occurrence of the Triggering Event set forth in Section 1(d) above, the Seller and NYHC-NJ shall promptly pay to Braun and Rosenberg the aggregate amount due to them upon a "resignation for good reason" under the Employment Agreements.

            (e) Upon receipt of the payments set forth in any of Sections 2(a)-(d), Braun and Rosenberg hereby agree that Seller and NYHC-NJ shall be released from their obligations under the Purchase Agreement, the Employment Agreements and this Agreement.

      3. Security Interest. The Seller and NYHC-NJ, as security for the consummation of the Purchase and the due and punctual completion of payment of the Obligations, hereby assign, grant, convey, pledge and set over to the Braun and Rosenberg and grant to the Braun and Rosenberg a security interest in all of the right, title and interest of the Seller and NYHC-NJ in the Collateral.

      4. Definition of Collateral. As used herein, the term "Collateral" shall mean with respect to the Seller and NYHC-NJ, all amounts deposited in the Collateral Account (as defined below) and all of the other assets of the Business.

      5. Remedies in Case of Event of Default.

            (a) Subject to Section 5(d) below, if an Event of Default (as defined below) shall have occurred and be continuing, the Secured Party shall be entitled to exercise all of the rights, powers and remedies for the protection and enforcement of its rights in respect of the Collateral at law or equity and, in addition, the Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, sell the Collateral, or any part thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may deem commercially reasonable. The Secured Party shall have the right to take immediate possession of the Collateral. The Seller and NYHC-NJ hereby expressly consent to such repossession of the Collateral and waive all rights to demand any notice with respect thereto.

            (b) For purposes of this Agreement, an "Event of Default" shall mean the occurrence of a Triggering Event.

            (c) Limitations on Rights in Collateral. The rights of the Secured Party to take possession of or sell the Collateral pursuant to this Agreement shall be limited to the Obligations set forth in Section 2 of this Agreement.

      6. Cash Collateral Account. The Seller and NYHC-NJ shall deposit an amount equal to $3.55 million upon the execution of this agreement into an interest-bearing cash collateral account at [Citibank, N.A.], in favor of the Secured Party (together with any interest earned thereon, the "Collateral Account"), pursuant to the terms of a Control Agreement in a form to be agreed upon by the parties hereto which shall provide that the Seller shall not withdraw such funds without the prior written consent of the Secured Party.

      7. Power of Attorney. Upon the occurrence and during the continuance of an Event of Default, the Seller and NYHC-NJ hereby appoint Secured Party and any designee of Secured Party as their attorney-in-fact, at Seller's own cost and expense, to exercise at any time after the occurrence of an Event of Default all or any of the powers, authorities, and discretions conferred on or reserved to Secured Party by or pursuant to this Agreement or applicable law, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreements, instrument or act as Secured Party may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. The Seller and NYHC-NJ hereby ratify and confirm, and hereby agree to ratify and confirm, whatever lawful acts Secured Party or any of Secured Party's sub-agents or attorneys shall do or purport to do in the exercise of the power of attorney granted to Secured Party pursuant to this Agreement, which power of attorney, being given for consideration, is irrevocable.

      8. Board of Directors. Notwithstanding anything to the contrary contained herein or in any other agreement, Braun and Rosenberg hereby agree that they will no longer serve as directors or executive officers of the Seller.

      9. Miscellaneous. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the successors and assigns of the Seller and NYHC-NJ and shall inure to the benefit of and be enforceable by Secured Party and its permitted successors and assigns. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements or understandings among the parties related to such matters. This Agreement may be amended or modified only by a writing signed by both parties hereto. This Agreement is not assignable or transferable by either party.

      10. Financing Statements. The Seller and NYHC-NJ hereby authorize the Secured Party to file any initial financing statements and any amendments thereto or continuations thereof and to give any notices necessary or desirable to perfect the security interest of the Secured Party in the Collateral, in all cases without the signature of the Seller or NYHC-NJ or to execute such items as attorney-in-fact for either of them.

      11. Further Assurances. Upon the request of the Secured Party, the Seller and NYHC-NJ hereby agree to duly and promptly execute and deliver, or cause to be duly executed and delivered, such further instruments as may be necessary or proper, in the reasonable judgment of the Secured Party, to carry out the provisions and purposes of this Agreement or to perfect and preserve the security interest of the Secured Party hereunder, in the Collateral or any portion thereof.

      12. Termination and Release. Upon such time, if any, as (a) the Purchase shall be consummated or (b) the Seller or NYHC-NJ shall pay, satisfy or otherwise discharge in full the Obligations, this Agreement shall be null and void and the security interests granted hereunder shall terminate. Upon request by the Seller and NYHC-NJ after such termination, the Secured Party will take all reasonable action and do all things reasonably necessary, including executing and filing termination statements and copyright mortgage releases, and executing terminations of powers of attorney to terminate the security interest granted to it hereunder.

      13. Payment of Costs; Interest. In the event of any breach of this Agreement by the Seller or NYHC-NJ or any dispute relating to this Agreement, the Seller shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees, incurred by the Secured Parties in connection with the resolution of such breach or dispute. In addition, in the event of any breach or dispute, any interest that accrues on the funds in the Collateral Account shall be paid to the Secured Party.

      14. Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York as applied to contracts made and to be performed entirely in the State of New York, without regard to principles of conflicts of law

      15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement. This Agreement may be evidenced by facsimile signatures.

      16. Severability. In the event that any one or more of the immaterial provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed in a manner which, as nearly as possible, reflects the original intent of the parties.

      17. No Prejudice. This Agreement has been jointly prepared by the parties hereto and the terms hereof shall not be construed in favor of or against any party on account of its participation in such preparation.

      18. Amendment and Modification. This Agreement may be amended or modified only by written agreement executed by each of the parties hereto.

      IN WITNESS WHEREOF, the Seller, NYHC-NJ, Braun and Rosenberg have caused this Agreement to be executed as of the date first above written.

                                              NEW YORK HEALTH CARE, INC.


                                              By: /s/ Fred E. Nussbaum
                                                  ------------------------------
                                                  Name:  Fred E. Nussbaum
                                                  Title: Chairman of the Board

                                              NYHC NEWCO PAXXON, INC.


                                              By: /s/ Jacob Rosenberg
                                                  ------------------------------
                                                  Name:  Jacob Rosenberg
                                                  Title: Sec


                                                  /s/ Jerry Braun
                                                  ------------------------------
                                                  Jerry Braun


                                                  /s/ Jacob Rosenberg
                                                  ------------------------------
                                                  Jacob Rosenberg